UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A (Rule 14a-101)

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OFFICE DEPOT, INC.
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The following letter was sent to Office Depot, Inc. stockholders on March 31, 2008:

     RE-ELECT YOUR ENTIRE BOARD OF DIRECTORS VOTE THE ENCLOSED WHITE PROXY CARD TODAY

March 31, 2008

Dear Fellow Stockholder:

     As you know, the Office Depot, Inc. 2008 Annual Meeting of Stockholders currently is scheduled for Wednesday, April 23, 2008. Your Board of Directors strongly urges all Office Depot stockholders to reject Alan Levan and his dissident director candidates and to vote “FOR” each of the Company’s directors on the enclosed WHITE proxy card.

YOUR BOARD IS HIGHLY QUALIFIED AND HAS EXTENSIVE INDUSTRY EXPERIENCE

     Your Board is comprised of highly qualified, proven business leaders who are committed to doing what is in the best interests of Office Depot and all of its stockholders. Five of your directors have significant retailing experience and three of your directors have relevant business-to-business experience, a segment which makes up approximately 55% of our business. Your Board of Directors has extensive knowledge of Office Depot and is deeply committed to its profitable growth and success.

     Alan Levan is asking you to replace Steve Odland, our current Chairman and Chief Executive Officer, and David Fuente, our former Chairman and Chief Executive Officer, with his hand-picked directors. Steve and David are two of the most experienced retailing executives on our Board, with over 28 years of combined retail experience, plus Steve’s 17 years of experience as a vendor to retail. We believe a leading retailing news letter has accurately concluded that:

“. . . replacing Odland and Fuente would do little in the short-run to improve the company’s performance, and will more likely serve to derail initiatives that are already established, but need to be executed.”

– Retailing Today.Com, March 26, 2008*

     We strongly believe that removing two of the most experienced retailing executives from our Board, including our current Chief Executive Officer who is driving the implementation of our strategic turnaround plan, would be highly disruptive, could delay the implementation of internal and external initiatives and could damage prospects for a successful turnaround.

WE ARE MOVING FORWARD WITH A STRONG TURNAROUND PLAN DESIGNED TO
INCREASE VALUE FOR ALL OF OUR STOCKHOLDERS

     Everyone knows that the U.S. economy is facing hard times, and our customers, predominantly small and home office businesses, have been particularly hard hit. Your Board and management have been tested before by hard economic times. With many challenges facing our business in 2005, when Steve Odland joined Office Depot, we successfully initiated measures to refocus the Company’s three divisions — improving the profitability of our North American retail business, profitably growing our North American Business Solutions market share organically and through acquisitions, and improving the profitability of our International business by growing our European contract business and tightening cost controls. As a result of these initiatives, from March 2005 to March 2007, earnings per share grew 62% and Office Depot’s share price increased 70%.

     We believe your proven Board and management are well qualified and in the best position to lead the Company through the current difficult economic environment. We are committed to taking every step necessary to improve Office Depot’s performance, and we are implementing a strong, long-range strategic plan designed to increase value for all of Office Depot’s stockholders. The key elements of our turnaround plan are explained in the fact sheet accompanying this letter.

     Alan Levan says Office Depot needs “fresh perspective.” He ignores that over the last few years we have added extensive new strength and talent to our management ranks and Board. Indeed, half of your Board is new in the last four years. Biographies of some of the highly qualified recent additions to our management, and of the two directors that joined your Board in the last two years, are included in the fact sheet accompanying this letter.

     As we’ve said before, we intend to leave no stone unturned as we move forward and we pledge to you, our stockholders, that this Board and management team is fully committed to taking all steps necessary so that we can again deliver compelling value for stockholders. We continue to be confident that we will succeed.

WE ARE COMMITTED TO ENHANCING STOCKHOLDER VALUE — LEVAN AND HIS
NOMINEES WILL NOT ENHANCE THE VALUE OF OFFICE DEPOT

     Alan Levan and his affiliates have publicly reported owning less than 1.1% of our outstanding common stock. Levan and his affiliates acquired all but 200 of these shares the week before launching their proxy contest. Levan therefore has only a small economic interest in your Company, and according to his public filings only beneficially owned 200 shares as of the record date for the Annual Meeting!

     Levan says he is focused on maximizing stockholder value — but how can he advise us when he has no experience in our industry and when his own companies are performing poorly? Some of Levan’s recent business failures include:

•	Levitt Corporation (where Levan is Chairman and CEO): share price has dropped approximately 93% over the past three years.

•	Levitt and Sons, Levitt Corporation’s wholly owned subsidiary: in bankruptcy.

•	BankAtlantic Bancorp (where Levan is Chairman and CEO and one of his nominees, Mark Begelman, is president of real estate, construction and development): share price has dropped approximately 75% over the past three years.

•	BFC Financial Corporation (where Levan is Chairman and CEO): share price has dropped approximately 88% over the past three years.

•	Bluegreen Corporation (where Levan is Chairman): share price has dropped approximately 53% over the past three years.

As an article by Jeff Ostrowski in the Palm Beach Post recently reported:

“[Alan Levan] owns big stakes in five publicly traded companies that have shed hundreds of millions in value in the past three years...
‘He’s not highly thought of,’ said one observer who asked not to be identified. ‘He’s destroyed a lot of wealth.’”*

– Palm Beach Post, March 23, 2008 (emphasis added)

     With such a track record of business failures, it is no wonder that the following exchange occurred on Bluegreen Corporation’s fourth quarter 2007 earnings call (emphasis added):

Question: Yes, this comment is for Alan Levan. Like with the disasters under your mismanagement at BankAtlantic, Levitt, BFC Financial, there is no confusion to blame for BXG’s stock price. You seem to be a serial killer of public companies through operating losses and equity dilution. How can Bluegreen’s Board continue to support your strategy with such a horrific track record of stock down over 90% over long-term versus short-term periods of time?

Alan Levan: Operator, we’ll take another call.*

LEVAN’S NOMINEES ARE NOT QUALIFIED TO SERVE ON YOUR BOARD

     Your Board knows Levan’s dissident director candidates well, having previously considered and rejected both for executive positions with the Company. Your Board believes now, as it did then, that these nominees are not the right people to serve our stockholders in any capacity.

     Levan nominee Mark Begelman has a track record of failed business ventures. We believe Begelman’s retailing experience reveals a focus on irresponsible growth and a disregard for prudent capital management. In particular, the music superstore chain Mars Music that Begelman founded in 1997, and for which he served as CEO, filed for bankruptcy in 2002 and ended up in liquidation. Multiple sources attributed Mars Music’s failure to a fundamentally flawed business plan that mixed excessive spending with unrealistic goals. To quote one leading music industry magazine:

“He projected that the enterprise would eventually reach $1 billion in sales. Over the next five years he marshaled extraordinary human and financial resources towards achieving that goal. Unfortunately, the energies were directed towards a business model that proved
fundamentally flawed.”*

– Music Trades, December 2002

     In addition, in his own comments about his earlier tenure at Office Depot, Begelman said he found Office Depot’s business tedious and lacking emotion. As Begelman explained to Fortune in April 1999: “You realize that you have 37,000 employees and that your life consists of staples and paper clips,” Begelman said, concluding, “I was president by day and rocker by night. I wanted to be rocker by day and rocker by night.”*

     We question Begelman’s commitment to returning to serve on the Office Depot Board and whether he is really the best person to serve the interests of all Office Depot stockholders.

     Levan nominee Martin Hanaka has a track record of destroying stockholder value and has engaged in personal misconduct. Alan Levan claims that Hanaka “led a very successful turnaround” of Sports Authority. However, from February 1998, when he joined Sports Authority as Vice Chairman, through the company’s merger with Gart Sports in August 2003, during which period he became CEO, Sports Authority’s stock price fell by approximately 13%. Since he became a director of Trans World Entertainment in 1998, Trans World’s stock price has fallen approximately 79%. More recently, since he joined the board of directors of Golfsmith International Holdings in April 2007, its stock price has fallen by approximately 73%.

     Most troubling is that Hanaka resigned as President and COO of Staples, Inc. after being arrested for assaulting a female co-worker who, according to an article published in the Wall Street Journal on October 21, 1997, told police they had been involved in a two-year extramarital affair. Although Hanaka denied the allegations, the Wall Street Journal also reported that an internal investigation at Staples concluded that Hanaka’s relationship with his victim violated the Company’s fraternization policy.* Office Depot is profoundly committed to advancing women’s roles in corporate America and condemns such behavior. For more information on our track record in this important area, see www.officedepot.com/womeninbiz.

WE URGE YOU TO SUPPORT YOUR BOARD AND SENIOR MANAGEMENT
BY VOTING THE WHITE PROXY CARD TODAY

     We believe the choice is clear. Office Depot’s stockholders deserve experienced directors who are committed to building value for all Office Depot stockholders and positioning the Company for sustainable and profitable growth. We strongly urge all Office Depot stockholders to discard any gold proxy cards you may receive from Alan Levan and support your Board of Directors and vote “FOR” all of the Company’s directors on the enclosed WHITE proxy card today.

We thank you for your continued support of Office Depot.

On behalf of the Board of Directors,

Sincerely,

Steve Odland	Neil R. Austrian
Chairman of the Board and Chief Executive Officer	Lead Director

* Permission to quote and/or excerpt was neither sought nor obtained.

Important Information

In connection with the solicitation of proxies, Office Depot filed with the Securities and Exchange Commission (the “SEC”) and mailed to stockholders a definitive proxy statement dated March 14, 2008 (as supplemented by proxy supplement no. 1 dated March 24, 2008, the “Proxy Statement”). The Proxy Statement contains important information about Office Depot and the 2008 annual stockholders meeting. Office Depot’s stockholders are urged to read the Proxy Statement carefully. Stockholders may obtain additional free copies of the Proxy Statement and other relevant documents filed with the SEC by Office Depot through the website maintained by the SEC at www.sec.gov. The Proxy Statement and other relevant documents may also be obtained free of charge from Office Depot by contacting Investor Relations in writing at Office Depot at 2200 Old Germantown Road, Delray Beach, FL; or by phone at 561-438-3657; or by email at brian.turcotte@officedepot.com. The Proxy Statement is also available on Office Depot’s website at www.officedepot.com. The contents of the websites referenced above are not deemed to be incorporated by reference into the Proxy Statement. Stockholders may also contact MacKenzie Partners, Inc. with questions or requests for additional copies of the proxy materials by calling toll free (800) 322-2885 or collect (212) 929-5500, or by email at officedepotproxy@mackenziepartners.com.

About Office Depot

Every day, Office Depot is Taking Care of Business for millions of customers around the globe. For the local corner store as well as Fortune 500 companies, Office Depot provides products and services to its customers through more than 1,600 worldwide retail stores, a dedicated sales force, top-rated catalogs and a $4.9 billion e-commerce operation. Office Depot has annual sales of approximately $15.5 billion, and employs about 49,000 associates around the world. The Company provides more office products and services to more customers in more countries than any other company, and currently sells to customers directly or through affiliates in 43 countries.

Office Depot's common stock is listed on the New York Stock Exchange under the symbol ODP and is included in the S&P 500 Index. Additional press information can be found at: http://mediarelations.officedepot.com.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS: The Private Securities Litigation Reform Act of 1995, as amended (the “Act”), provides protection from liability in private lawsuits for “forward-looking” statements made by public companies under certain circumstances, provided that the public company discloses with specificity the risk factors that may impact its future results. We want to take advantage of the “safe harbor” provisions of the Act. Certain statements made in this document are “forward-looking” statements under the Act. Except for historical financial and business performance information, statements made in this document should be considered “forward-looking” as referred to in the Act. These forward-looking statements speak only as of the date of this document; we disclaim any obligation to update these statements, and we caution you not to rely on them unduly. Much of the information that looks towards future performance of our company is based on various factors and important expectations and assumptions about future events that may or may not actually come true. While our management considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond our control. As a result, our operations and financial results in the future could differ materially and substantially from those we have discussed in the forward-looking statements made in this document. Certain risks and uncertainties are detailed from time to time in our filings with the SEC. You are strongly urged to review all such filings for a more detailed discussion of such risks and uncertainties. The Company’s SEC filings are readily obtainable at no charge at www.sec.gov and at www.freeEDGAR.com, as well as on a number of other commercial web sites.

OFFICE DEPOT.
OFFICE DEPOT 2008 ANNUAL MEETING OF STOCKHOLDERS
FACT SHEET

Key Elements of Office Depot’s Turnaround Plan

Office Depot began implementing late in the fourth quarter of 2007 a strong, long-range strategic plan designed to increase value for all of Office Depot's stockholders. The key elements of our plans for Office Depot’s three businesses are:

North American Retail

•	Enhancing service offerings to complement our product assortment.
•	Reducing new store growth to 75 targeted locations in 2008.
•	Continuing successful M2 format store remodels, with 177 completed in 2007 and 100 more planned for 2008.
•	For micro-business customers, focusing on improving product assortment, especially in core supplies, and growing loyalty programs to provide an even stronger value proposition.
•	Improving our value programs Buy More & Save, Private Brands and Worklife Rewards™.

North American Business Solutions

•	Implementing specific margin-enhancement initiatives.
•	Continuing direct marketing program redesign that includes launching a new telephone account management strategy and structure, revising the catalog marketing strategy, and improving on-line marketing efficiency and effectiveness.
•	Pursuing a detailed contact strategy to optimize penetration of existing customers – a pilot is underway with national rollout planned for third quarter 2008.

International

•	Improving service in the United Kingdom and adjusting to a slowing economy by actively managing costs and maximizing distribution efficiency.
•	Improving productivity by transitioning back-office functions to a shared service center in Eastern Europe and consolidating European call centers and distribution facilities.

In addition, we also believe that we will achieve significant margin enhancements through the implementation of strong global initiatives including:

•	Optimizing our supply chain by expanding combination facilities in North America to accommodate growth and operational needs, while reducing the number of International facilities and consolidating management systems.
•	Consolidating our Information Technology into a single global integrated system to increase information quality and efficiency, reduce costs, and enable a consistent customer experience.
•	Leveraging new Global Sourcing Office in China to increase direct imports and drive private brand penetration.

March 31, 2008

Recent Additions to Your Company’s Management and Board of Directors

Over the last few years Office Depot has added extensive new strength and talent to our management ranks and Board. Half of your Board is new over the last four years. The biographies of some of the highly qualified recent additions to our management, and of the two directors that joined your Board in the last two years, are included below.

Management

•	Steve Schmidt, President – North American Business Solutions. Steven Schmidt joined Office Depot in August 2007. Steve has over 30 years of diverse business expertise and leadership. Before joining the Company, Steve was with ACNielsen Corporation, the world’s largest marketing information and research company, where he spent 12 years in senior management roles, most recently as President and Chief Executive Officer. Prior to ACNielsen, Steve spent eight years at Pillsbury Food Company, serving as the company’s President of Canada and Southeast Asia. He also held management positions at PepsiCo and Procter & Gamble.

•	Steve Mahurin – Executive Vice President, Merchandising. Steve Mahurin joined Office Depot in March 2008. Steve has over 20 years of retail and 15 years of merchandising experience. Before joining the Company, Steve was Senior Vice President & Chief Merchandising Officer of the True Value Company. Prior to working at True Value, Steve spent two years at the PGA Tour Superstore as Vice President, Merchandising and Marketing, and 13 years at The Home Depot in a variety of roles, including Senior Vice President, Merchandising, Décor, and Senior Vice President, Merchandising, Hardlines.

•	Brad Bacon – Executive Vice President, Store Operations. Brad Bacon joined Office Depot in March 2007. Brad has more than 30 years of retail operation experience. Before joining the Company, Brad served as Executive Vice President, Retail Operations, Commercial, and ALLDATA, for AutoZone, and before that spent eight years in senior management positions at Tops Markets/Ahold USA, including Executive Vice President, Operations.

•	Elisa D. Garcia C. – Executive Vice President and General Counsel. Elisa Garcia joined Office Depot in July 2007. Elisa has been an attorney for over 20 years. Prior to joining Office Depot, she served as General Counsel for Domino’s Pizza, Inc., as Latin American Regional Counsel for Philip Morris International and Corporate Counsel for GAF Corporation.

•	Kevin A. Peters – Executive Vice President, Supply Chain. Kevin Peters joined Office Depot in October 2007. Kevin has more than 25 years of expertise and leadership in supply chain, including distribution center and cross dock management; inventory management as well as global imports; inbound and outbound transportation; and delivery direct to customers and to retail stores. He comes to us from W. W. Grainger, Inc, a $5.9B supplier of facilities maintenance products serving businesses and institutions in Canada, China, Mexico and the United States through nearly 600 branches, 18 distribution centers and multiple Web sites. Kevin spent more than five years in management roles at the company, most recently as Senior Vice President, Supply Chain. He also was the senior merchandising officer responsible for more than 150,000 SKU’s, catalogs, pricing strategy and store assortment and layout. Prior to W. W. Grainger, Kevin spent 11 years at The Home Depot, serving as the company’s Vice President and General Manager, Strategic Initiatives, Toronto/San Diego. He also has held positions in physical distribution operations, purchasing and inventory management at McMaster-Carr Supply Company.

•	Randy Wick – Vice President, Merchandising Services. Randy Wick joined Office Depot in November 2007. Randy, has more than 20 years of expertise and leadership in merchandising, strategic planning and retail. He comes to us from Circuit City where he spent the last two years as Senior Vice President and General Merchandise Manager for Consumer Electronics. Prior to Circuit City, Randy was Executive Vice President of Sales and Marketing at the Petters Group Worldwide, where he successfully launched the Polaroid consumer electronics brands into Wal-Mart, Best Buy, Circuit City and Target. He also spent eight years at Best Buy, most recently as Vice President of Retail Strategies, and held numerous sales and merchandising management positions at Fretter Super Stores, based in Denver, CO.

•	Richard Diamond – Vice President, Merchandising (Furniture). Richard Diamond joined Office Depot in July 2007. Richard has over 20 years of merchandising experience. He was most recently Chief Operating Officer for Harvey Lewis Designs, located in Hong Kong. Prior to that, Richard held senior level positions at H2O Furnishings, OfficeMax and Burdines (Federated). While at OfficeMax, Richard led the Furniture category for six years, including the small office/home office boom of the late 1990s. Additionally, he has extensive experience in global sourcing and manufacturing.

Board of Directors

•	Kathleen Mason – Director. Kathleen Mason joined the Office Depot Board in September 2006. Kathleen has over 35 years of retail experience, which uniquely includes experience in department stores, chains, specialty stores and off-price retail. Kathleen currently serves as President and Chief Executive Officer of Tuesday Morning Corporation, a closeout retailer of home furnishings, housewares and gifts. Prior to working at Tuesday Morning, Kathleen served as President of Filene’s Basement, a department store chain; President of HomeGoods, a division of TJX companies, an offprice home fashion store; and Chair and Chief Executive Officer of Cherry & Webb, a women’s specialty store. She has held management positions at the Kaufmann’s Division of May Department Stores, the Mervyn’s Division of Target, and the Limited. She is also a Director of Genesco, Inc., and was previously a Director of The Men's Wearhouse and Hot Topic, Inc.

•	Marsha J. Evans – Director. Marsha Evans joined the Office Depot Board in September 2006. Marsha retired from the U.S. Navy in 1998 with the rank of Rear Admiral. She was National Executive Director of Girl Scouts of the USA from 1998 to 2002 and President and CEO of the American Red Cross from 2002 to 2005. Currently, she is also a Director of Huntsman Corporation, Lehman Brothers Holdings and Weight Watchers International. She was previously a director of AutoZone Inc. and May Department Stores.

IMPORTANT INFORMATION: In connection with the solicitation of proxies, Office Depot filed with the Securities and Exchange Commission (the “SEC”) and mailed to stockholders a definitive proxy statement dated March 14, 2008 (as supplemented by proxy supplement no. 1 dated March 24, 2008, the “Proxy Statement”). The Proxy Statement contains important information about Office Depot and the 2008 annual stockholders meeting. Office Depot’s stockholders are urged to read the Proxy Statement carefully. Stockholders may obtain additional free copies of the Proxy Statement and other relevant documents filed with the SEC by Office Depot through the website maintained by the SEC at www.sec.gov. The Proxy Statement and other relevant documents may also be obtained free of charge from Office Depot by contacting Investor Relations in writing at Office Depot at 2200 Old Germantown Road, Delray Beach, FL; or by phone at 561-438-3657; or by email at brian.turcotte@officedepot.com. The Proxy Statement is also available on Office Depot’s website at www.officedepot.com. The contents of the websites referenced above are not deemed to be incorporated by reference into the Proxy Statement. Stockholders may also contact MacKenzie Partners, Inc. with questions or requests for additional copies of the proxy materials by calling toll-free (800) 322-2885 or collect (212) 929-5500, or by email at officedepotproxy@mackenziepartners.com.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS: The Private Securities Litigation Reform Act of 1995, as amended (the “Act”), provides protection from liability in private lawsuits for “forward-looking” statements made by public companies under certain circumstances, provided that the public company discloses with specificity the risk factors that may impact its future results. We want to take advantage of the “safe harbor” provisions of the Act. Certain statements made in this document are “forward-looking” statements under the Act. Except for historical financial and business performance information, statements made in this document should be considered ‘forward-looking’ as referred to in the Act. These forward-looking statements speak only as of the date of this document; we disclaim any obligation to update these statements, and we caution you not to rely on them unduly. Much of the information that looks towards future performance of our company is based on various factors and important expectations and assumptions about future events that may or may not actually come true. While our management considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond our control. As a result, our operations and financial results in the future could differ materially and substantially from those we have discussed in the forward-looking statements made in this document. Certain risks and uncertainties are detailed from time to time in our filings with the SEC. You are strongly urged to review all such filings for a more detailed discussion of such risks and uncertainties. The Company’s SEC filings are readily obtainable at no charge at www.sec.gov and at www.freeEDGAR.com, as well as on a number of other commercial web sites.

The following press release was issued by Office Depot, Inc. on March 31, 2008:

CONTACTS:

Brian Turcotte
Investor Relations
(561) 438-3657
brian.turcotte@officedepot.com

Brian Levine
Public Relations
(561) 438-2895
brian.levine@officedepot.com

David Reno/Dan Gagnier
Sard Verbinnen & Co.
(212) 687-8080
dgagnier@sardverb.com /
dreno@sardverb.com

OFFICE DEPOT URGES STOCKHOLDERS TO SUPPORT COMPANY’S DIRECTOR NOMINEES

     Alan Levan And His Dissident Director Nominees Are Not The Right Choice For Stockholders

 Delray Beach, Fla., March 31, 2008 -- Office Depot, Inc. (NYSE: ODP), a leading global provider of office products and services, today mailed the following letter and fact sheet to all stockholders urging them to vote for the Company’s director nominees at the Company’s 2008 Annual Meeting of Stockholders currently scheduled for April 23, 2008, and to reject the unqualified dissident nominees proposed by Alan Levan.

     RE-ELECT YOUR ENTIRE BOARD OF DIRECTORS VOTE THE ENCLOSED WHITE PROXY CARD TODAY

March 31, 2008

Dear Fellow Stockholder:

     As you know, the Office Depot, Inc. 2008 Annual Meeting of Stockholders currently is scheduled for Wednesday, April 23, 2008. Your Board of Directors strongly urges all Office Depot stockholders to reject Alan Levan and his dissident director candidates and to vote “FOR” each of the Company’s directors on the enclosed WHITE proxy card.

YOUR BOARD IS HIGHLY QUALIFIED AND HAS EXTENSIVE INDUSTRY EXPERIENCE

     Your Board is comprised of highly qualified, proven business leaders who are committed to doing what is in the best interests of Office Depot and all of its stockholders. Five of your directors have significant retailing experience and three of your directors have relevant business-to-business experience, a segment which makes up approximately 55% of our business. Your Board of Directors has extensive knowledge of Office Depot and is deeply committed to its profitable growth and success.

     Alan Levan is asking you to replace Steve Odland, our current Chairman and Chief Executive Officer, and David Fuente, our former Chairman and Chief Executive Officer, with his hand-picked directors. Steve and David are two of the most experienced retailing executives on our Board, with over 28 years of combined retail experience, plus Steve’s 17 years of experience as a vendor to retail. We believe a leading retailing news letter has accurately concluded that:

“. . . replacing Odland and Fuente would do little in the short-run to improve the company’s performance, and will more likely serve to derail initiatives that are already established, but need to be executed.”

– Retailing Today.Com, March 26, 2008*

     We strongly believe that removing two of the most experienced retailing executives from our Board, including our current Chief Executive Officer who is driving the implementation of our strategic turnaround plan, would be highly disruptive, could delay the implementation of internal and external initiatives and could damage prospects for a successful turnaround.

WE ARE MOVING FORWARD WITH A STRONG TURNAROUND PLAN DESIGNED TO
INCREASE VALUE FOR ALL OF OUR STOCKHOLDERS

     Everyone knows that the U.S. economy is facing hard times, and our customers, predominantly small and home office businesses, have been particularly hard hit. Your Board and management have been tested before by hard economic times. With many challenges facing our business in 2005, when Steve Odland joined Office Depot, we successfully initiated measures to refocus the Company’s three divisions — improving the profitability of our North American retail business, profitably growing our North American Business Solutions market share organically and through acquisitions, and improving the profitability of our International business by growing our European contract business and tightening cost controls. As a result of these initiatives, from March 2005 to March 2007, earnings per share grew 62% and Office Depot’s share price increased 70%.

     We believe your proven Board and management are well qualified and in the best position to lead the Company through the current difficult economic environment. We are committed to taking every step necessary to improve Office Depot’s performance, and we are implementing a strong, long-range strategic plan designed to increase value for all of Office Depot’s stockholders. The key elements of our turnaround plan are explained in the fact sheet accompanying this letter.

     Alan Levan says Office Depot needs “fresh perspective.” He ignores that over the last few years we have added extensive new strength and talent to our management ranks and Board. Indeed, half of your Board is new in the last four years. Biographies of some of the highly qualified recent additions to our management, and of the two directors that joined your Board in the last two years, are included in the fact sheet accompanying this letter.

     As we’ve said before, we intend to leave no stone unturned as we move forward and we pledge to you, our stockholders, that this Board and management team is fully committed to taking all steps necessary so that we can again deliver compelling value for stockholders. We continue to be confident that we will succeed.

WE ARE COMMITTED TO ENHANCING STOCKHOLDER VALUE — LEVAN AND HIS
NOMINEES WILL NOT ENHANCE THE VALUE OF OFFICE DEPOT

     Alan Levan and his affiliates have publicly reported owning less than 1.1% of our outstanding common stock. Levan and his affiliates acquired all but 200 of these shares the week before launching their proxy contest. Levan therefore has only a small economic interest in your Company, and according to his public filings only beneficially owned 200 shares as of the record date for the Annual Meeting!

     Levan says he is focused on maximizing stockholder value — but how can he advise us when he has no experience in our industry and when his own companies are performing poorly?

Some of Levan’s recent business failures include:

•	Levitt Corporation (where Levan is Chairman and CEO): share price has dropped approximately 93% over the past three years.

•	Levitt and Sons, Levitt Corporation’s wholly owned subsidiary: in bankruptcy.

•	BankAtlantic Bancorp (where Levan is Chairman and CEO and one of his nominees, Mark Begelman, is president of real estate, construction and development): share price has dropped approximately 75% over the past three years.

•	BFC Financial Corporation (where Levan is Chairman and CEO): share price has dropped approximately 88% over the past three years.

•	Bluegreen Corporation (where Levan is Chairman): share price has dropped approximately 53% over the past three years.

As an article by Jeff Ostrowski in the Palm Beach Post recently reported:

“[Alan Levan] owns big stakes in five publicly traded companies that have shed hundreds of millions in value in the past three years...
‘He’s not highly thought of,’ said one observer who asked not to be identified. ‘He’s destroyed a lot of wealth.’”*

– Palm Beach Post, March 23, 2008 (emphasis added)

     With such a track record of business failures, it is no wonder that the following exchange occurred on Bluegreen Corporation’s fourth quarter 2007 earnings call (emphasis added):

Question: Yes, this comment is for Alan Levan. Like with the disasters under your mismanagement at BankAtlantic, Levitt, BFC Financial, there is no confusion to blame for BXG’s stock price. You seem to be a serial killer of public companies through operating losses and equity dilution. How can Bluegreen’s Board continue to support your strategy with such a horrific track record of stock down over 90% over long-term versus short-term periods of time?

Alan Levan: Operator, we’ll take another call.*

LEVAN’S NOMINEES ARE NOT QUALIFIED TO SERVE ON YOUR BOARD

     Your Board knows Levan’s dissident director candidates well, having previously considered and rejected both for executive positions with the Company. Your Board believes now, as it did then, that these nominees are not the right people to serve our stockholders in any capacity.

     Levan nominee Mark Begelman has a track record of failed business ventures. We believe Begelman’s retailing experience reveals a focus on irresponsible growth and a disregard for prudent capital management. In particular, the music superstore chain Mars Music that Begelman founded in 1997, and for which he served as CEO, filed for bankruptcy in 2002 and ended up in liquidation.

Multiple sources attributed Mars Music’s failure to a fundamentally flawed business plan that mixed excessive spending with unrealistic goals. To quote one leading music industry magazine:

“He projected that the enterprise would eventually reach $1 billion in sales. Over the next five years he marshaled extraordinary human and financial resources towards achieving that goal. Unfortunately, the energies were directed towards a business model that proved fundamentally flawed.”*

– Music Trades, December 2002

     In addition, in his own comments about his earlier tenure at Office Depot, Begelman said he found Office Depot’s business tedious and lacking emotion. As Begelman explained to Fortune in April 1999: “You realize that you have 37,000 employees and that your life consists of staples and paper clips,” Begelman said, concluding, “I was president by day and rocker by night. I wanted to be rocker by day and rocker by night.”*

     We question Begelman’s commitment to returning to serve on the Office Depot Board and whether he is really the best person to serve the interests of all Office Depot stockholders.

     Levan nominee Martin Hanaka has a track record of destroying stockholder value and has engaged in personal misconduct. Alan Levan claims that Hanaka “led a very successful turnaround” of Sports Authority. However, from February 1998, when he joined Sports Authority as Vice Chairman, through the company’s merger with Gart Sports in August 2003, during which period he became CEO,

Sports Authority’s stock price fell by approximately 13%. Since he became a director of Trans World Entertainment in 1998, Trans World’s stock price has fallen approximately 79%. More recently, since he joined the board of directors of Golfsmith International Holdings in April 2007, its stock price has fallen by approximately 73%.

     Most troubling is that Hanaka resigned as President and COO of Staples, Inc. after being arrested for assaulting a female co-worker who, according to an article published in the Wall Street Journal on October 21, 1997, told police they had been involved in a two-year extramarital affair. Although Hanaka denied the allegations, the Wall Street Journal also reported that an internal investigation at Staples concluded that Hanaka’s relationship with his victim violated the Company’s fraternization policy.* Office Depot is profoundly committed to advancing women’s roles in corporate America and condemns such behavior. For more information on our track record in this important area, see www.officedepot.com/womeninbiz.

WE URGE YOU TO SUPPORT YOUR BOARD AND SENIOR MANAGEMENT BY VOTING THE WHITE PROXY CARD TODAY

     We believe the choice is clear. Office Depot’s stockholders deserve experienced directors who are committed to building value for all Office Depot stockholders and positioning the Company for sustainable and profitable growth. We strongly urge all Office Depot stockholders to discard any gold proxy cards you may receive from Alan Levan and support your Board of Directors and vote “FOR” all of the Company’s directors on the enclosed WHITE proxy card today.

We thank you for your continued support of Office Depot.

On behalf of the Board of Directors,

Sincerely,

Steve Odland	Neil R. Austrian
Chairman of the Board and Chief Executive Officer	Lead Director

* Permission to quote and/or excerpt was neither sought nor obtained.

Important Information

In connection with the solicitation of proxies, Office Depot filed with the Securities and Exchange Commission (the “SEC”) and mailed to stockholders a definitive proxy statement dated March 14, 2008 (as supplemented by proxy supplement no. 1 dated March 24, 2008, the “Proxy Statement”). The Proxy Statement contains important information about Office Depot and the 2008 annual stockholders meeting. Office Depot’s stockholders are urged to read the Proxy Statement carefully. Stockholders may obtain additional free copies of the Proxy Statement and other relevant documents filed with the SEC by Office Depot through the website maintained by the SEC at www.sec.gov. The Proxy Statement and other relevant documents may also be obtained free of charge from Office Depot by contacting Investor Relations in writing at Office Depot at 2200 Old Germantown Road, Delray Beach, FL; or by phone at 561-438-3657; or by email at brian.turcotte@officedepot.com. The Proxy Statement is also available on Office Depot’s website at www.officedepot.com. The contents of the websites referenced above are not deemed to be incorporated by reference into the Proxy Statement. Stockholders may also contact MacKenzie Partners, Inc. with questions or requests for additional copies of the proxy materials by calling toll free (800) 322-2885 or collect (212) 929-5500, or by email at officedepotproxy@mackenziepartners.com.

About Office Depot

Every day, Office Depot is Taking Care of Business for millions of customers around the globe. For the local corner store as well as Fortune 500 companies, Office Depot provides products and services to its customers through more than 1,600 worldwide retail stores, a dedicated sales force, top-rated catalogs and a $4.9 billion e-commerce operation. Office Depot has annual sales of approximately $15.5 billion, and employs about 49,000 associates around the world. The Company provides more office products and services to more customers in more countries than any other company, and currently sells to customers directly or through affiliates in 43 countries.

Office Depot's common stock is listed on the New York Stock Exchange under the symbol ODP and is included in the S&P 500 Index. Additional press information can be found at: http://mediarelations.officedepot.com.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS: The Private Securities Litigation Reform Act of 1995, as amended (the “Act”), provides protection from liability in private lawsuits for “forward-looking” statements made by public companies under certain circumstances, provided that the public company discloses with specificity the risk factors that may impact its future results. We want to take advantage of the “safe harbor” provisions of the Act. Certain statements made in this document are “forward-looking” statements under the Act. Except for historical financial and business performance information, statements made in this document should be considered “forward-looking” as referred to in the Act. These forward-looking statements speak only as of the date of this document; we disclaim any obligation to update these statements, and we caution you not to rely on them unduly. Much of the information that looks towards future performance of our company is based on various factors and important expectations and assumptions about future events that may or may not actually come true. While our management considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond our control. As a result, our operations and financial results in the future could differ materially and substantially from those we have discussed in the forward-looking statements made in this document. Certain risks and uncertainties are detailed from time to time in our filings with the SEC. You are strongly urged to review all such filings for a more detailed discussion of such risks and uncertainties.

The Company’s SEC filings are readily obtainable at no charge at www.sec.gov and at www.freeEDGAR.com, as well as on a number of other commercial web sites.

OFFICE DEPOT.
OFFICE DEPOT 2008 ANNUAL MEETING OF STOCKHOLDERS
FACT SHEET

Key Elements of Office Depot’s Turnaround Plan

Office Depot began implementing late in the fourth quarter of 2007 a strong, long-range strategic plan designed to increase value for all of Office Depot's stockholders. The key elements of our plans for Office Depot’s three businesses are:

North American Retail

•	Enhancing service offerings to complement our product assortment.
•	Reducing new store growth to 75 targeted locations in 2008.
•	Continuing successful M2 format store remodels, with 177 completed in 2007 and 100 more planned for 2008.
•	For micro-business customers, focusing on improving product assortment, especially in core supplies, and growing loyalty programs to provide an even stronger value proposition.
•	Improving our value programs Buy More & Save, Private Brands and Worklife Rewards™.

North American Business Solutions

•	Implementing specific margin-enhancement initiatives.
•	Continuing direct marketing program redesign that includes launching a new telephone account management strategy and structure, revising the catalog marketing strategy, and improving on-line marketing efficiency and effectiveness.
•	Pursuing a detailed contact strategy to optimize penetration of existing customers – a pilot is underway with national rollout planned for third quarter 2008.

International

•	Improving service in the United Kingdom and adjusting to a slowing economy by actively managing costs and maximizing distribution efficiency.
•	Improving productivity by transitioning back-office functions to a shared service center in Eastern Europe and consolidating European call centers and distribution facilities.

In addition, we also believe that we will achieve significant margin enhancements through the implementation of strong global initiatives including:

•	Optimizing our supply chain by expanding combination facilities in North America to accommodate growth and operational needs, while reducing the number of International facilities and consolidating management systems.
•	Consolidating our Information Technology into a single global integrated system to increase information quality and efficiency, reduce costs, and enable a consistent customer experience.
•	Leveraging new Global Sourcing Office in China to increase direct imports and drive private brand penetration.

March 31, 2008

Recent Additions to Your Company’s Management and Board of Directors

Over the last few years Office Depot has added extensive new strength and talent to our management ranks and Board. Half of your Board is new over the last four years. The biographies of some of the highly qualified recent additions to our management, and of the two directors that joined your Board in the last two years, are included below.

Management

•	Steve Schmidt, President – North American Business Solutions. Steven Schmidt joined Office Depot in August 2007. Steve has over 30 years of diverse business expertise and leadership. Before joining the Company, Steve was with ACNielsen Corporation, the world’s largest marketing information and research company, where he spent 12 years in senior management roles, most recently as President and Chief Executive Officer. Prior to ACNielsen, Steve spent eight years at Pillsbury Food Company, serving as the company’s President of Canada and Southeast Asia. He also held management positions at PepsiCo and Procter & Gamble.

•	Steve Mahurin – Executive Vice President, Merchandising. Steve Mahurin joined Office Depot in March 2008. Steve has over 20 years of retail and 15 years of merchandising experience. Before joining the Company, Steve was Senior Vice President & Chief Merchandising Officer of the True Value Company. Prior to working at True Value, Steve spent two years at the PGA Tour Superstore as Vice President, Merchandising and Marketing, and 13 years at The Home Depot in a variety of roles, including Senior Vice President, Merchandising, Décor, and Senior Vice President, Merchandising, Hardlines.

•	Brad Bacon – Executive Vice President, Store Operations. Brad Bacon joined Office Depot in March 2007. Brad has more than 30 years of retail operation experience. Before joining the Company, Brad served as Executive Vice President, Retail Operations, Commercial, and ALLDATA, for AutoZone, and before that spent eight years in senior management positions at Tops Markets/Ahold USA, including Executive Vice President, Operations.

•	Elisa D. Garcia C. – Executive Vice President and General Counsel. Elisa Garcia joined Office Depot in July 2007. Elisa has been an attorney for over 20 years. Prior to joining Office Depot, she served as General Counsel for Domino’s Pizza, Inc., as Latin American Regional Counsel for Philip Morris International and Corporate Counsel for GAF Corporation.

•	Kevin A. Peters – Executive Vice President, Supply Chain. Kevin Peters joined Office Depot in October 2007. Kevin has more than 25 years of expertise and leadership in supply chain, including distribution center and cross dock management; inventory management as well as global imports; inbound and outbound transportation; and delivery direct to customers and to retail stores. He comes to us from W. W. Grainger, Inc, a $5.9B supplier of facilities maintenance products serving businesses and institutions in Canada, China, Mexico and the United States through nearly 600 branches, 18 distribution centers and multiple Web sites. Kevin spent more than five years in management roles at the company, most recently as Senior Vice President, Supply Chain. He also was the senior merchandising officer responsible for more than 150,000 SKU’s, catalogs, pricing strategy and store assortment and layout. Prior to W. W. Grainger, Kevin spent 11 years at The Home Depot, serving as the company’s Vice President and General Manager, Strategic Initiatives, Toronto/San Diego. He also has held positions in physical distribution operations, purchasing and inventory management at McMaster-Carr Supply Company.

•	Randy Wick – Vice President, Merchandising Services. Randy Wick joined Office Depot in November 2007. Randy, has more than 20 years of expertise and leadership in merchandising, strategic planning and retail. He comes to us from Circuit City where he spent the last two years as Senior Vice President and General Merchandise Manager for Consumer Electronics. Prior to Circuit City, Randy was Executive Vice President of Sales and Marketing at the Petters Group Worldwide, where he successfully launched the Polaroid consumer electronics brands into Wal-Mart, Best Buy, Circuit City and Target. He also spent eight years at Best Buy, most recently as Vice President of Retail Strategies, and held numerous sales and merchandising management positions at Fretter Super Stores, based in Denver, CO.

•	Richard Diamond – Vice President, Merchandising (Furniture). Richard Diamond joined Office Depot in July 2007. Richard has over 20 years of merchandising experience. He was most recently Chief Operating Officer for Harvey Lewis Designs, located in Hong Kong. Prior to that, Richard held senior level positions at H2O Furnishings, OfficeMax and Burdines (Federated). While at OfficeMax, Richard led the Furniture category for six years, including the small office/home office boom of the late 1990s. Additionally, he has extensive experience in global sourcing and manufacturing.

Board of Directors

•	Kathleen Mason – Director. Kathleen Mason joined the Office Depot Board in September 2006. Kathleen has over 35 years of retail experience, which uniquely includes experience in department stores, chains, specialty stores and off-price retail. Kathleen currently serves as President and Chief Executive Officer of Tuesday Morning Corporation, a closeout retailer of home furnishings, housewares and gifts. Prior to working at Tuesday Morning, Kathleen served as President of Filene’s Basement, a department store chain; President of HomeGoods, a division of TJX companies, an offprice home fashion store; and Chair and Chief Executive Officer of Cherry & Webb, a women’s specialty store. She has held management positions at the Kaufmann’s Division of May Department Stores, the Mervyn’s Division of Target, and the Limited. She is also a Director of Genesco, Inc., and was previously a Director of The Men's Wearhouse and Hot Topic, Inc.

•	Marsha J. Evans – Director. Marsha Evans joined the Office Depot Board in September 2006. Marsha retired from the U.S. Navy in 1998 with the rank of Rear Admiral. She was National Executive Director of Girl Scouts of the USA from 1998 to 2002 and President and CEO of the American Red Cross from 2002 to 2005. Currently, she is also a Director of Huntsman Corporation, Lehman Brothers Holdings and Weight Watchers International. She was previously a director of AutoZone Inc. and May Department Stores.

IMPORTANT INFORMATION: In connection with the solicitation of proxies, Office Depot filed with the Securities and Exchange Commission (the “SEC”) and mailed to stockholders a definitive proxy statement dated March 14, 2008 (as supplemented by proxy supplement no. 1 dated March 24, 2008, the “Proxy Statement”). The Proxy Statement contains important information about Office Depot and the 2008 annual stockholders meeting. Office Depot’s stockholders are urged to read the Proxy Statement carefully. Stockholders may obtain additional free copies of the Proxy Statement and other relevant documents filed with the SEC by Office Depot through the website maintained by the SEC at www.sec.gov. The Proxy Statement and other relevant documents may also be obtained free of charge from Office Depot by contacting Investor Relations in writing at Office Depot at 2200 Old Germantown Road, Delray Beach, FL; or by phone at 561-438-3657; or by email at brian.turcotte@officedepot.com. The Proxy Statement is also available on Office Depot’s website at www.officedepot.com. The contents of the websites referenced above are not deemed to be incorporated by reference into the Proxy Statement. Stockholders may also contact MacKenzie Partners, Inc. with questions or requests for additional copies of the proxy materials by calling toll-free (800) 322-2885 or collect (212) 929-5500, or by email at officedepotproxy@mackenziepartners.com.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS: The Private Securities Litigation Reform Act of 1995, as amended (the “Act”), provides protection from liability in private lawsuits for “forward-looking” statements made by public companies under certain circumstances, provided that the public company discloses with specificity the risk factors that may impact its future results. We want to take advantage of the “safe harbor” provisions of the Act. Certain statements made in this document are “forward-looking” statements under the Act. Except for historical financial and business performance information, statements made in this document should be considered ‘forward-looking’ as referred to in the Act. These forward-looking statements speak only as of the date of this document; we disclaim any obligation to update these statements, and we caution you not to rely on them unduly. Much of the information that looks towards future performance of our company is based on various factors and important expectations and assumptions about future events that may or may not actually come true. While our management considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond our control. As a result, our operations and financial results in the future could differ materially and substantially from those we have discussed in the forward-looking statements made in this document. Certain risks and uncertainties are detailed from time to time in our filings with the SEC. You are strongly urged to review all such filings for a more detailed discussion of such risks and uncertainties. The Company’s SEC filings are readily obtainable at no charge at www.sec.gov and at www.freeEDGAR.com, as well as on a number of other commercial web sites.